Related Party Transactions	9 Months Ended
Sep. 30, 2021
6. Related Party Transactions:

6. Related Party Transactions:

The transactions we have with related parties are compensation arrangements for current compensation, share based compensation and compensation under options compensation to our officers and directors.

Executive officers and directors participate in the Corporation’s stock option plan. Certain Executive officers are covered under the Corporation’s health plan.

Key management personnel compensation is comprised of:

	Three months		Nine months
	ended September 30,		ended September 30,
Description	2021	2020	2021	2020
Salaries	$500,000	$-	$750,000	$-
Short-term employee benefits	583	555	1,772	1,637
Stock-based compensation	142,316	324,153	556,331	1,128,203

Total	$642,899	$324,708	$1,308,103	1,129,840

During the nine months ended September 30, 2021, the company paid a total of $750,000 to the CEO for his service over the years.

Total honorariums to the independent directors of the Corporation for participating in Board and Committee meetings were $nil for the nine months ended September 30, 2021 compared to $12,000 for the nine months ended September 30, 2020.

Our Chief Financial Officer receives no compensation as an individual and receives no deferred or incentive compensation. We do make payments in the form of contract for services rendered to a corporation controlled by him. Amounts paid under this arrangement were $460,000 for the nine months ended September 30, 2021 and $415,000 for the nine months ended September 30, 2020, respectively.

Our Corporate Legal Counsel received 600,000 restricted shares of common shares for his exemplary service over 16 years during the nine months ended September 30, 2021. We also do make payments in the form of contract for services rendered to a corporation controlled by him. Amounts paid under this arrangement were $302,789 and $238,144 for each of the nine months ended September 30, 2021 and 2020, respectively.